Wells Fargo Home Mortgage
One home Campus
Des Moines, IA 50328-0001

Wells Fargo Bank, N.A.
Servicer Compliance Statement

1. I, John B. Brown, Senior Vice President of Wells Fargo Bank, N.A. ("Wells Fargo") hereby state that a review of the activities of Wells Fargo during the calendar year 2006 and of Wells Fargo's performance under the servicing agreement(s) listed on the attached Exhibit A (the "Servicing Agreement(s)") has been made under my supervision.

2. To the best of my knowledge, based on such review, Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout 2006.

/s/ John B. Brown
John B. Brown
Senior Vice President
Wells Fargo Bank, N.A.

March 1, 2007

Wells Fargo Home Mortgage
is a division of Wells Fargo Bank, N.A.

EXHIBIT A

1. (LMT 2006-2) Reconstituted Servicing Agreement dated as of March 1, 2006, between Wells Fargo Bank, N.A., as Servicer, and Lehman Brothers Holdings Inc., as Seller and acknowledged by Aurora Loan Services LLC, as Master Servicer, and LaSalle Bank National Association, as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
2. (LMT 2006-4) Reconstituted Servicing Agreement dated as of July 1, 2006, between Wells Fargo Bank, N.A., as Servicer, Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer, and Citibank, N.A., a national banking association, as trustee (the "Trustee"), as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
3. (LMT 2006-5) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of August, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and HSBC Bank USA, National Association, a national banking association, as trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
4. (LMT 2006-7) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of October, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank. N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and HSBC Bank USA, National Association, a national banking association, as trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
5. (LMT 2006-8) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of November, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, as trustee (the "Trustee") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
6. (LXS 2006-1) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of January, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and Citibank, N.A., a national banking association as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

Wells Fargo Sarbanes Certificate

7. (LMT 2006-10N) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of June, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
8. (LXS 2006-11) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of July, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and LaSalle Bank National Association, a national banking association, as trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
9. (LXS 2006-13) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of August, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and Citibank, N.A., a national banking association as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
10. (LXS 2006-15) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of September, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and LaSalle Bank National Association, a national banking association, as trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
11. (LXS 2006-17) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of October, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and Citibank, N.A., a national banking association as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
12. (LXS 2006-19) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of November, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and LaSalle Bank National Association, a national banking association, as trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

Wells Fargo Sarbanes Certificate

13. (LXS 2006-8) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of May, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and LaSalle Bank National Association, a national banking association, as trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
14. (SAIL 2006-1) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of January, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
15. (SAIL 2006-2) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of March, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
16. (SAIL 2006-4) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of June, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
17. (SARM 2006-1) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of January, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
18. (SARM 2006-2) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of February, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

Wells Fargo Sarbanes Certificate

19. (SARM 2006-3) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of March, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
20. (SARM 2006-4) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of March, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
21. (SARM 2006-5) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of May, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
22. (SARM 2006-6) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of June, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
23. (SARM 2006-7) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of July, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
24. (SARM 2006-8) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of August, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

Wells Fargo Sarbanes Certificate

25. (SASCO 2006-3H) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of March, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and Citibank, N.A., a national banking association as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
26. (SASCO 2006-BC1) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of April, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
27. (SASCO 2006-GEL1) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of January, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
28. (SASCO 2006-GEL2) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of April, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
29. (SASCO 2006-GEL3) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of July, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
30. (SASCO 2006-GEL4) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of October, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

Wells Fargo Sarbanes Certificate

31. (SASCO 2006-RF1) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of February, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation ("Holdings"), Aurora Loan Services LLC (the "Master Servicer") and Wells Fargo Bank, N.A., a national banking association (the "Servicer") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
32. (SASCO 2006-RF2) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of July, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation ("Holdings"), Aurora Loan Services LLC (the "Master Servicer") and Wells Fargo Bank, N.A., a national banking association (the "Servicer") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
33. (SASCO 2006-RF3 GROUP I) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of October, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation ("Holdings"), Aurora Loan Services LLC (the "Master Servicer") and Wells Fargo Bank, N.A., a national banking association (the "Servicer") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
34. (SASCO 2006-RF3 GROUP II) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of October, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
35. (SASCO 2006-RF4) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of November, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation ("Holdings"), Aurora Loan Services LLC (the "Master Servicer") and Wells Fargo Bank, N.A., a national banking association (the "Servicer") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
36. (SASCO 2006-WF1) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of March, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
37. (SASCO 2006-WF2) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of June, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the “Seller”), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

Wells Fargo Sarbanes Certificate

38. (SASCO 2006-WF3) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the 1st day of September, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH'' or the "Seller"), and Wells Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
39. (BNC 2006-1) Securitization Subservicing Agreement (this "Agreement"), entered into as of the 1st day of September, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo Bank, N.A. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
40. (BNC 2006-2) Securitization Subservicing Agreement (this "Agreement"), entered into as of the 1st day of October, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo Bank, N.A. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
41. (SAIL 2006-BNC1) Securitization Subservicing Agreement (this "Agreement"), entered into as of the 1st day of February, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo Bank, N.A. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
42. (SAIL 2006-BNC2) Securitization Subservicing Agreement (this "Agreement"), entered into as of the 1st day of February, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo Bank, N.A. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
43. (SAIL 2006-BNC3) Securitization Subservicing Agreement (this "Agreement"), entered into as of the 1st day of September, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo Bank, N.A. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
44. (SASCO 2006-AMI) Securitization Subservicing Agreement (this "Agreement"), entered into as of the 1st day of April, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo Bank, N.A. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

Wells Fargo Sarbanes Certificate

45. (SASCO 2006-BC6) Securitization Subservicing Agreement (this "Agreement"), entered into as of the 1st day of December, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo Bank, N.A. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
46. (SASCO 2006-EQ1) Securitization Subservicing Agreement (this "Agreement"), entered into as of the 1st day of June, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo Bank, N.A. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
47. (SASCO 2006-NCl) Securitization Subservicing Agreement (this "Agreement"), entered into as of the 1st day of June, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo Bank, N.A. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
48. (SARM 2006-OW1) Securitization Subservicing Agreement (this "Agreement"), entered into as of the 1st day of February, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo Bank, N.A. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
49. (SASCO 2006-Z) Securitization Subservicing Agreement (this "Agreement"), entered into as of the 1st day of December, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo Bank, N.A. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

Wells Fargo Sarbanes Certificate